UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              ---------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               EPICEPT CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                 Delaware                               52-1841431
------------------------------------------    ----------------------------------
 (State of Incorporation or Organization)             (I.R.S. Employer
                                                      Identification no.)
          270 Sylvan Avenue
         Englewood Cliffs, NJ                              07632
-------------------------------------------   ----------------------------------
 (Address of Principal Executive Offices)                (Zip Code)

If this form relates to the                   If this form relates to the
registration of a class of                    registration of a class of
securities pursuant to Section                securities pursuant to Section
12(b) of the Exchange Act and is              12(g) of the Exchange Act and is
effective upon filing pursuant to             effective upon filing pursuant to
General Instruction A.(c), please             General Instruction A.(d), please
check the following box. [ ]                  check the following box. [X]


                Securities Act registration statement file number
                     to which this form relates: 333-129357

        Securities to be registered pursuant to Section 12(b) of the Act:

    Title of Each Class                      Name of Each Exchange on Which
    -------------------                      ------------------------------
    to be so Registered                      Each Class is to be Registered


        Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, par value $0.0001
                         -------------------------------
                                 Title of Class

ITEM 1.       DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

           For a description of the securities to be registered hereunder, reference is made to the information set forth under the heading "Description of EpiCept Capital Stock" in Registrant's prospectus, which constitutes a part of Registrant's Registration Statement on Form S-4 (File No. 333-129357), as amended to date (the "Form S-4"), filed with the Securities and Exchange Commission on November 1, 2005, which information is incorporated by reference herein.

ITEM 2.       EXHIBITS

           The following exhibits to this Registration Statement have been filed as exhibits to the Form S-4, and are hereby incorporated herein by reference.


     Exhibit
     Number                           Description
     ------                           -----------

      3.1 Amended and Restated Certificate of Incorporation of EpiCept Corporation (incorporated by reference to Exhibit 3.1 to EpiCept Corporation's Registration Statement on Form S-1 (File No. 333-121938 (the "EpiCept Form S-1")).

      3.2 Amendment to Amended and Restated Certificate of Incorporation of EpiCept Corporation filed with the Secretary of State of the State of Delaware on September 6, 2005.

      3.3 Form of Amended and Restated Certificate of Incorporation of EpiCept Corporation to be in effect immediately prior the closing of the merger.

      3.4 Second Amended and Restated Bylaws of EpiCept Corporation (incorporated by reference to Exhibit 3.3 to the EpiCept Form S-1).

      3.5 Form of Amended and Restated Bylaws of EpiCept Corporation to be in effect immediately prior to the closing of the merger.

      4.1 Specimen Common Stock Certificate (incorporated by reference to Exhibit 4.1 to the EpiCept Form S-1).


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
                                   SIGNATURE

           Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:    January 4, 2006

                                           EPICEPT CORPORATION



                                           By: /s/ John V. Talley
                                               ---------------------------------
                                               Name:   John V. Talley
                                               Title:  Chief Executive Officer










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
                                  EXHIBIT INDEX

     Exhibit
     Number                          Description
     ------                          -----------

      3.1 Amended and Restated Certificate of Incorporation of EpiCept Corporation (incorporated by reference to Exhibit 3.1 to EpiCept Corporation's Registration Statement on Form S-1 (File No. 333-121938 (the "EpiCept Form S-1")).

      3.2 Amendment to Amended and Restated Certificate of Incorporation of EpiCept Corporation filed with the Secretary of State of the State of Delaware on September 6, 2005.

      3.3 Form of Amended and Restated Certificate of Incorporation of EpiCept Corporation to be in effect immediately prior the closing of the merger.

      3.4 Second Amended and Restated Bylaws of EpiCept Corporation (incorporated by reference to Exhibit 3.3 to the EpiCept Form S-1).

      3.5 Form of Amended and Restated Bylaws of EpiCept Corporation to be in effect immediately prior to the closing of the merger.

      4.1 Specimen Common Stock Certificate (incorporated by reference to Exhibit 4.1 to the EpiCept Form S-1).


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